UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST REPORTED EVENT - MARCH 4, 2005

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

             NEVADA                      001-31338            98-0336674
(State or other jurisdiction of         (Commission         (IRS Employer
         incorporation)                 File Number)     Identification Number)

                                765 15th Sideroad
                        King City, Ontario Canada L7B 1K5
                    (Address of principal executive offices)

                                 (905) 773-3529
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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Table of Contents

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

Signature


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Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 10, 2005, the Registrant filed Form 8-K describing its acquisition of mmwave Technologies Inc. ("mmwave"). On May 4, 2005 the Registrant amended such report with a Report on Form 8-K/A (Amendment No. 1) which provided audited financial statements and pro-forma financial information with respect to the acquisition of mmwave.

The Registrant is hereby filing a Report on Form 8-K/A (Amendment No. 2) to provide the attached Reconciliation of Canadian and U.S. Generally Accepted Accounting Principles.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            99.1 Reconciliation of Canadian and U.S. Generally Accepted Accounting Principles.

                            [Signature Page Follows]


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             WIRELESS AGE COMMUNICATIONS, INC.

Dated: September 12, 2005

                                             By: /s/ Gary Hokkanen
                                                 ---------------------
                                                 Name:  Gary Hokkanen
                                                 Title: Chief Financial Officer


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